SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      FIRST AMERICAN HEALTH CONCEPTS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                      FIRST AMERICAN HEALTH CONCEPTS, INC.
                     7776 S. POINTE PARKWAY WEST, SUITE 150
                           PHOENIX, ARIZONA 85044-5424

            --------------------------------------------------------
                      NOTICE OF MEETING AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 24, 2001
            --------------------------------------------------------


To Our Shareholders:

     The Annual Meeting of Shareholders of FIRST AMERICAN HEALTH CONCEPTS, INC. (the "Company") will be held at Another Pointe in Tyme Restaurant at The Pointe South Mountain Resort, 7777 S. Pointe Parkway, Phoenix, Arizona 85044 on Wednesday, January 24, 2001 at 2:00 P.M., Arizona time, for the following purposes:

     1. To vote with respect to adopting a proposed amendment to Article X of the Company's Articles of Incorporation to allow from three (3) to seven (7) directors rather than requiring five (5) to seven (7) directors.

     2.   To elect directors.

     3. To ratify the Board of Directors" recommendation that Pannell Kerr Forster of Texas, P.C. be appointed the Company's independent public accountants for fiscal year 2001.

     4. To transact such other business as may properly come before the meeting. Management is presently aware of no other business to come before the meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 3.

     The Board of Directors has fixed the close of business on November 22, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting or any adjournment thereof and only holders of record of issued and outstanding shares of the Company's Common Stock at that time will be entitled to such notice or so to vote.

     Management of the Company cordially invites you to attend the meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND PERSONALLY ARE REQUESTED TO SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

     Details of the matters to be acted on by the shareholders are set forth in the following Proxy Statement, which is hereby incorporated as a part of this Notice of Meeting.

                       By Order of the Board of Directors
                                John R. Behrmann
                              Chairman of the Board

               MAILED TO SHAREHOLDERS ON OR ABOUT JANUARY 3, 2001

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FIRST AMERICAN HEALTH CONCEPTS, INC. (the "Company") to be used at the Annual Meeting of Shareholders which will be held on January 24, 2001, and at any adjournment thereof with respect to the matters referred to in the preceding Notice of Meeting. The Company's 2000 Annual Report, containing financial statements reflecting the financial position and results of operations of the Company for the fiscal year ended July 31, 2000, and this Proxy Statement and the preceding Notice of Meeting are being mailed on or about January 3, 2001, to shareholders of record at the close of business on November 22, 2000. As of the record date, there were 2,604,736 shares of the Company's Common Stock outstanding. Shareholders of record are entitled to one vote for each share held of record on each matter of business to be considered at the meeting other than the election of directors. See "Cumulative Voting Rights" under Proposal 2 for information on voting with respect to the election of directors.

VOTING; PROXIES; REVOCATION OF PROXIES

     A shareholder desiring to vote at the Annual Meeting may do so by (i) attending the meeting and voting in person; (ii) signing and dating the proxy which accompanies this Notice of Meeting and Proxy Statement and returning it to the Company; or (iii) duly executing and giving a proxy to a person of the shareholder's choosing. Any proxy so given may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     In determining whether a quorum exists at the meeting all shares represented in person or proxy will be counted. Presence of holders of a majority of the outstanding stock entitled to vote shall constitute a quorum. Votes will be tabulated by inspectors. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     Adoption of Proposals 1 and 3 will require the affirmative vote of a majority of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting, assuming a quorum is present. For information with respect to election of directors, see "Proposal 2 - Cumulative Voting Rights."

2001 PROXY STATEMENT PROPOSALS

     Each year the Board of Directors submits to the shareholders at the Annual Meeting its nominations for election of directors. Other proposals may be submitted by the Board of Directors or shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the 2001 Annual Meeting Proxy Statement must be received by the Company not later than June 30, 2001.

                                   PROPOSAL 1
             AMENDMENT TO ARTICLE X OF THE ARTICLES OF INCORPORATION

     At the meeting, the Company will seek shareholder adoption of an amendment to Article X of the Articles of Incorporation. A copy of the proposed Article X as to be amended is set forth in Exhibit 1. The amendment is proposed to give the Board flexibility to add Board members when it is determined to be in the best interest of the Company and its shareholders.

                                   PROPOSAL 2
                              ELECTION OF DIRECTORS

CUMULATIVE VOTING RIGHTS

     Each shareholder present either in person or by proxy at the Annual Meeting will have cumulative voting rights with respect to the election of directors; that is the shareholder will have an aggregate number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares of Common Stock of the Company held by such shareholder on the record date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee or the shareholder may distribute such votes among any number of all of the nominees. The five nominees receiving the highest number of votes will be elected to the Board of Directors. The cumulative voting rights may be exercised in person or by proxy and there are no conditions precedent to the exercise of such rights. The form of proxy which accompanies this Notice of Meeting and Proxy Statement confers discretionary authority on the proxyholders to vote the shares represented thereby cumulatively in certain cases described immediately below under "Nominees."

NOMINEES

     A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Notice of Meeting and Proxy Statement (the "proxyholders") will vote the proxies received by them for the Company's five nominees whose names are set forth in the following table, four of whom are presently directors of the Company and one who has been nominated by the Board of Directors. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the following nominees as possible, and, in such event, the specific nominees to be voted for will be determined by the proxyholders. In the event that authority to vote for any nominee whose name is set forth in the following table is withheld in any proxy, the proxyholders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees named in such table. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will expire upon the election and qualification of his or her successor, expected to be at the next Annual Meeting of Shareholders.

     The names of the nominees, their ages, position(s) with the Company, and periods during which they have held such positions are as follows:

        Name and Year
      First Held Position            Age              Position(s)
      -------------------            ---              -----------

      John R. Behrmann               65             Director (1)
      (1993)

      Robert J. Delsol               51             Director (1)
      (1993)

      James D. Hyman                 55             Nominee for Director,
      (Nominee)                                     President and CEO

      Thomas B. Morgan               75             Director (1)
      (1988)

      Robert M. Topol                75             Director (1)
      (1989)

----------
(1) A member of the Executive Committee, which Committee has all powers of the entire Board of Directors other than powers denied by law or by resolution of the entire Board of Directors.

INFORMATION CONCERNING NOMINEES

     Information furnished to the Company by such persons, with respect to the business experience of the above nominees for election as directors of the Company, is set forth below.

     JOHN R. BEHRMANN has been a director since November 1993 and Chairman since January 1997. Mr. Behrmann is Chairman of the Board of Redstone Resources, Inc., a company engaged in natural gas exploration. Mr. Behrmann is also Chairman and President of Behrwood Capital Services, Inc., an investment management company; and Evergreen Industries, Inc., a commercial deer farm; and a director of The North American Deer Farmers Association. Mr. Behrmann, a CPA, holds a B.S. degree in Commerce and Finance from Bucknell University, Lewisburg, Pennsylvania.

     ROBERT J. DELSOL has been a director of the Company since June 1993. Mr. Delsol is a graduate of California State University, Hayward, with a B.A. degree in accounting. He received his CPA certificate in 1972. He currently serves as President and Chief Executive Officer of Pacific Steel Casting Company; President, Tri-Pacific, Inc., a personal holding company; President, Alpha Capital Company, which he co-founded in 1977; and Executive Vice President, Caron Compactor Company.

     JAMES D. HYMAN has been with the Company since May 1997 serving as Vice President of Sales and Marketing until being promoted to President and CEO on April 1, 2000. Prior to joining the Company, Mr. Hyman was associated with Physicians Eyecare Network and Davis Vision, Inc. for more than ten years. He holds a B.A. degree in Political Science from Holy Cross College, Worcester, Massachusetts.

     THOMAS B. MORGAN has been a director of the Company since October 1988. Mr. Morgan is currently the President of Citizen Auto Stage Co. and Gray Line Tours, Inc., bus and trucking companies operating in Phoenix and southern Arizona and is a member of the Board of Directors of Redstone Resources, Inc. He is also Past Chairman of Holy Cross Hospital, Nogales, Arizona, and Gray Line Worldwide, Denver, Colorado, and an Honorary Lifetime Member of the Board of Directors of American Bus Association, Washington, D.C.

     ROBERT M. TOPOL has been a director of the Company since November 1989. In June 1994, Mr. Topol retired from Smith Barney Shearson, Inc. after serving as Executive Vice President since 1976, and Director of Unit Trusts since 1980. Mr. Topol serves as Director of E-Z-EM, Inc., a medical products company in Westbury, New York and is a member of the Board of Directors of the American Health Foundation, City Meals and Wheels, Purchase College, and Redstone Resources, Inc.

     The Company maintains a standing Audit Committee currently comprised of John R. Behrmann, Robert J. Delsol, and Robert M. Topol. The Audit Committee met two times during fiscal 2000. The basic function of the Audit Committee is to provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.

     The  Board  of  Directors   maintains  both  a  Nominating   Committee  and
Compensation and Options Committee currently comprised of John R. Behrmann, Robert J. Delsol, Thomas B. Morgan, and Robert M. Topol.

     During the fiscal year ended July 31, 2000, the Board of Directors met on six occasions. During the last fiscal year, no incumbent director, during the period that he was a director, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     During the fiscal year ended July 31, 2000, three Form 4's, one each for Margaret Eardley, James D. Hyman, and Robert M. Topol were not filed on a timely basis. Each Form 4 reflected one transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     (a) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. As of November 22, 2000, the following persons were known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

                         Name and Address of                 Amount and Nature of       Percent of
Title of Class            Beneficial Owner                   Beneficial Ownership        Class (1)
--------------            ----------------                   --------------------        ---------
No par value        John R. Behrmann, Chairman of the Board        169,883                  6.5%
  common            105 Leader Heights Road, Ste. #140              (2)(4)
                    York, PA 17403

No par value        Robert J. Delsol, Director                     795,634                 30.5%
  common            1425 E. Leimert Blvd., Ste. #400              (2)(5)(6)
                    Oakland, CA 94602

      (b) SECURITY OWNERSHIP OF MANAGEMENT. The stock beneficially owned by all directors, nominees, and executive officers of the Company as of November 22, 2000, is set forth below:

                        Name and Address of                  Amount and Nature of       Percent of
Title of Class           Beneficial Owner                    Beneficial Ownership        Class (1)
--------------           ----------------                    --------------------        ---------
No par value        John R. Behrmann, Chairman of the Board        169,883                  6.5%
  common            105 Leader Heights Road, Ste. #140              (2)(4)
                    York, PA 17403

No par value        Robert J. Delsol, Director                     795,634                 30.5%
  common            1425 E. Leimert Blvd., Ste. #400             (2)(5)(6)
                    Oakland, CA 94602

No par value        James D. Hyman, Nominee for Director,            2,131                   .1%
  common            President and CEO                                (3)
                    First American Health Concepts, Inc.
                    7776 S. Pointe Parkway West, Suite 150
                    Phoenix, AZ 85044

No par value        Thomas B. Morgan, Director                     114,510                 4.4%
  common            67 East Baffert Drive                          (2)(7)
                    Nogales, AZ 85621

No par value        Robert M. Topol, Director                      100,003                 3.8%
  common            825 Orienta Avenue                             (2)(8)
                    Mamaroneck, NY 10543

Officers, directors and nominees                                 1,132,161                43.5%
 as a group (8 persons) (9)(10)

----------
(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from November 22, 2000 through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 2,604,736 shares of Common Stock outstanding as of July 31, 2000.
(2)  A Director.
(3)  A Nominee for Director.
(4) Includes 30,000 shares which may be acquired within 60 days of the record date upon exercise of stock options.
(5) Includes 20,000 shares which may be acquired within 60 days of the record date upon exercise of stock options.
(6) Includes 395,722 shares owned by Pacific Steel Casting, a corporation of which Mr. Delsol is President and a major shareholder; with shared voting and investment power; 163,086 shares owned by Pacific Steel Casting Pension Plan and 135,054 by Pacific Steel Casting Profit Sharing Plan, of which Mr. Delsol is a trustee with shared voting and investment power; 23,257 shares owned by Piece of the Pebble, L.P., of which Mr. Delsol as the general partner has sole voting and investment power; 12,000 shares owned by Tri-Pacific, Inc., a personal holding company of which Mr. Delsol as President has sole voting and investment power; and 46,515 shares owned by Alpha Capital Company, Inc., a corporation in which Mr. Delsol as an owner, officer, and director, has shared voting and investment power.
(7) Includes 15,000 shares owned by spouse. Mr. Morgan has no voting or investment power with regard to these shares.
(8) Includes 36,001 shares owned by spouse. Mr. Topol has no voting or investment power with regard to these shares.
(9) Includes shares held by officers, directors, nominees, and owners of 5% or more, as community property, in joint tenancy with spouses or having other shared voting rights.
(10) Includes an additional 15,474 exercisable options held by officers for a total of 65,474 shares which may be acquired within 60 days of the record date upon exercise of stock options.

                             EXECUTIVE COMPENSATION

       The following table sets forth compensation paid or accrued to each person who was an executive officer of the Company at any time during the fiscal year ended July 31, 2000 whose cash compensation from the Company for services in all capacities during such fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

                                                           Other
Name and                                                  Annual
Principal                                                 Compen-     Options/
Position               Year      Salary       Bonus       sation        SARs
--------               ----      ------       -----       ------        ----
James D. Hyman         2000     $137,654     $     0*         0        20,000
President/CEO          1999      110,000      15,229          0             0
                       1998      110,000       6,558          0        10,000

John A. Raycraft       2000     $199,480(1)  $     0     $1,999(2)          0
Former President/CEO   1999      167,500      26,248      1,999(2)          0
                       1998      159,800      28,144      1,999(2)          0
----------
* Estimate
(1) Includes $63,750 severence pay.
(2) Life insurance policy with spouse as beneficiary.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                                  Percent of Total
                                    Options/SARS
                   Options/          Granted to
                    SARS            Employees in    Exercise or    Expiration
Name               Granted          Fiscal Year     Base Price        Date
----               -------          -----------     ----------        ----
James D. Hyman     20,000              36.4%          $3.75        08/08/2004

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                     Value of
                                                Number of           Unexercised
                                               Unexercised         In-the-money
                                               Options/SARS        Options/SARS
                                                at FY-End           at FY-End
           Shares Acquired                     Exercisable/        Exercisable/
Name        on Exercise      Value Realized   Unexercisable        Unexercisable
----        -----------      --------------   -------------        -------------
                                      None

DIRECTORS' COMPENSATION

       Directors who are not employees receive $500 per meeting of the Board of Directors attended and an additional $200 per meeting for attending any committee meeting of the Board of Directors of which they are a member.

       No nonstatutory options of the Company's Common Stock were granted to directors during the fiscal year ended July 31, 2000. Nonstatutory options for 10,000 shares of the Company's Common Stock were granted to one director during the fiscal year ended July 31, 1998, at $3.3125 per share. Nonstatutory options for 20,000 shares each of the Company"s Common Stock were granted to directors as follows: One during fiscal year ended July 31, 1994 at $8.00 per share; one during the fiscal year ended July 31, 1993, at $4.625 per share; one during the fiscal year ended July 31, 1990, at $2.1875 per share, and one during the fiscal year ended July 31, 1989, at $1.6256 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During 1993, the Company made a $101,395 loan to John A. Raycraft, President and Chief Executive Officer of the Company, in exchange for an interest bearing note receivable. The agreement provided for quarterly loan payments amounting to 50% of the profit sharing payment due to the officer, with payments applied first to accumulated interest due and then to principal, until paid in full. The note was secured by an insurance policy on the life of the officer. The balance of the note on August 1, 1994 was $65,525. In fiscal 1995, the Company loaned the officer an additional $28,000 and agreed to repayment of principal and interest in five annual installments through August 1, 1999. Other terms of the note receivable remained unchanged. The balance of the note on July 31, 1999 was $28,304.56. During August 1999 the loan was paid in full.

       Former President and Chief Executive Officer, John A. Raycraft, was terminated effective March 15, 2000. FAHC continued to pay his salary of $170,000 on a semi-monthly basis through December 6, 2000. In addition FAHC continued to provide health coverage for Mr. Raycraft and a $250,000 life insurance policy, naming his spouse as beneficiary, for which the annual premium was $1,999. All salary and benefits ended December 6, 2000. All stock options previously granted to Mr. Raycraft also terminated on December 6, 2000. Additionally, Mr. Raycraft is fully vested in 9,846 shares through the Company's Employee Stock Ownership Plan.

                                   PROPOSAL 3
                              SELECTION OF AUDITORS

       The Board of Directors will seek shareholder ratification of its selection of Pannell Kerr Forster of Texas, P.C. as the Company"s independent public accountants for fiscal year 2001. If the shareholders do not ratify the selection of Pannell Kerr Forster of Texas, P.C., another firm of certified public accountants will be selected as the Company"s independent auditors by the Board of Directors.

     Representatives of Pannell Kerr Forster of Texas, P.C. will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR Proposal 3.

                                     GENERAL

       As of the date of this Proxy Statement, the Board of Directors knows of no other matter which will come before the meeting. In the event that any other matter legally comes before the meeting, the persons named in the accompanying form of Proxy intend to vote all proxies in accordance with their judgment on such matters.

       Shares represented at the Annual Meeting by properly executed and dated proxies in the accompanying form will be voted and, where the shareholder specifies by means of the ballot set forth in the form of Proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. In the absence of any specification with respect to Proposals 1 and 3, proxies will be voted FOR such Proposals.

       The cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. Directors, officers and regular employees of the Company may solicit proxies from the larger shareholders, which solicitation may be made by telephone, telegram or personal interview. In addition, the Company will, upon the request of brokers, dealers, voting trustees and banks and other entities that exercise fiduciary powers, and their nominees, who are holders of record of shares of the Company's Common Stock on the record date referred to above, pay their reasonable expenses for completing the mailing of copies of this Notice of Meeting and Proxy Statement, of the enclosed form of Proxy, and of the Company's 2000 Annual Report to the beneficial owners of such shares of Common Stock.


                      FIRST AMERICAN HEALTH CONCEPTS, INC.
                                John R. Behrmann
                              Chairman of the Board
                                 January 3, 2001

                                    EXHIBIT 1

     Proposed Article X of the Articles of Incorporation as to be amended

                                    ARTICLE X

     The Board of Directors shall be composed of a minimum of three (3) and a maximum of seven (7) directors. The Board, as provided in the Bylaws, shall from time-to-time determine the number of directors within the above minimum and maximum.

                                 FRONT OF CARD

                      FIRST AMERICAN HEALTH CONCEPTS, INC.
       7776 S. Pointe Parkway West, Suite 150, Phoenix, Arizona 85044-5424
               ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 24, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James D. Hyman and Carolyn Hall and each or either of them (with full power of substitution) to vote and represent all shares of Common Stock registered in the name of the undersigned of record at the close of business on November 22, 1998, at the Annual Meeting of Shareholders of FIRST AMERICAN HEALTH CONCEPTS, INC. (the "Company") to be held at The Pointe Hilton Resort on South Mountain, 7777 S. Pointe Parkway, Phoenix, Arizona, on January 24, 2001, at 2:00 P.M., Arizona Time, and at any adjournment. Without otherwise limiting the generality of the foregoing, said proxies are directed to vote as follows:

         (The Proxy continues and must be signed on the reverse side.)

Please mark your votes as in this example [X]
BACK OF CARD
                           (Continued from other side)

1. ELECTION OF  [ ] FOR all nominees listed below  [ ] WITHHOLD AUTHORITY to
   DIRECTORS        (except as withheld in the         vote for all of the
                    space provided below)              nominees listed below

John R. Behrmann, Robert J. Delsol, James D. Hyman, Thomas B. Morgan, Robert M. Topol.

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the following line.)s
________________________________________________________________________________


2. To vote with respect to adopting a proposed [ ] FOR [ ] AGAINST [ ] ABSTAIN amendment to Article X of the Company's
   Articles of Incorporation to allow from three
   (3)  to  seven  (7)  directors   rather  than
   requiring five (5) to seven (7) directors.

3. To   ratify    the   Board   of    Directors' [ ] FOR [ ] AGAINST [ ] ABSTAIN
   recommendation  that  Pannell Kerr Forster of
   Texas,   P.C.  be  appointed   the  Company's
   independent public accountants for fiscal year 2001.

This proxy also grants to the proxyholders the discretionary power to vote the proxy for a substitute nominee in the event any nominee becomes unavailable, to vote the shares cumulatively for one or more, but less than all of the nominees named above if additional persons are nominated for election as directors and to vote such shares cumulatively for one or more of the nominees named above other than those (if any) for whom authority to vote is withheld.

This proxy when properly executed will be voted as specified above, but if no specification is made, it will be voted FOR the proposals listed above. The proxyholders are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof (unless this sentence is stricken).

-------------------------     ---------------------------------     ------------
Signature                     Signature if held jointly                    Dated

This proxy must be signed exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.